UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
                                (Amendment No. 1)

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 DATAJACK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                 DATAJACK, INC.
                       5400 Carillon Point, Building 5000
                           Kirkland, Washington 75254

To the Stockholders of DataJack, Inc.:

     On June 4, 2014, our Board of Directors adopted a resolution to amend our Articles of Incorporation to change our name to "Unified Signal, Inc." (the "Amendment"). Such action is described in more detail in the attached Information Statement.

     On or about June 9, 2014, the holders of approximately 75.9% of our common stock approved the Amendment by written consent.

     This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

                                   Sincerely,


                                   /s/ Paris Holt
                                   -----------------------------------
                                   Paris Holt, Chief Executive Officer

Kirkland, Washington
[_________], 2014

                                 DATAJACK, INC.
                       5400 Carillon Point, Building 5000
                           Kirkland, Washington 75254

                              INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING

     This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the "Board") of DataJack, Inc. (the "Company," "we", "our" or "us") to the holders of our common stock, $0.001 par value per share (the "common stock") at June 9, 2014 (the "Record Date") in connection with the filing of the Amendment to the Articles of Incorporation (the "Amendment"), in the form attached hereto as Annex A, which will change the name of the Company from DataJack, Inc. to Unified Signal, Inc.

     Pursuant to Section 78.320 of the Nevada Revised Statutes (the "NRS"), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Amendment with the Nevada Secretary of State.

     Our Board obtained the required approval for the Amendment by means of a written consent of stockholders effective on or about June 9, 2014. A meeting to approve the Amendment is therefore unnecessary, and our Board decided to forego the expense of having one.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is first being mailed on or about [_______], 2014, to the holders of our outstanding common stock as of the Record Date.

                         ABOUT THE INFORMATION STATEMENT

GENERAL

     The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

     The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                                 DATAJACK, Inc.
                       5400 Carillon Point, Building 5000
                           Kirkland, Washington 75254
                               Fax: (972) 980-3739

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify the Company's stockholders as of the close of business on the Record Date of the approval of the Amendment. Four stockholders holding 75.9% of the Company's outstanding common stock will consent to the Amendment and the Plan pursuant to a written consent effective on or about June 9, 2014.

WHO IS ENTITLED TO NOTICE?

     Each outstanding share of common stock as of record on the close of business on the Record Date, which is June 9, 2014, will be entitled to notice of the approval of the Amendment. Under the NRS, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the Amendment is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

     The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the Record Date, 55,091,728 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

     The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the Amendment. The approval of such majority was obtained pursuant to a written consent effective on June 9, 2014.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, of which 55,091,728 shares were issued and outstanding. Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. The following stockholders (holding the indicated number of shares) will vote in favor of the proposal:

                                                         Percentage of
            Holder                  Number of Shares      Outstanding
            ------                  ----------------      -----------

       Paris Holt                     30,600,000              55.5%
       Sperling Family Trust           6,563,096              11.9%
       Warren Gilbert                  3,175,948               5.8%
       Socrates Goulakos               1,500,000               2.7%
                                      ----------             -----
       Total                          41,839,044              75.9%
                                      ==========             =====

     Pursuant to Rule 14c-2 under the Exchange Act and the Amendment will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Amendment will become effective with the Secretary of State of the State of Nevada on the close of business on [_______], 2014. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. This Information Statement will serve as written notice to stockholders pursuant to the NRS.

     SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     As of the Record Date, 55,091,728 shares of common stock were issued and outstanding and no shares of our preferred stock are issued or outstanding. Only holders of record of our voting stock at the close of business on the Record Date were entitled to participate in the written consent of Company stockholders. Each share of common stock was entitled to one (1) vote for each share of common stock held by such shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, 55,091,728 shares of common stock were outstanding and no shares of preferred stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

     * each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
     *    each of our directors;
     * each of our named executive officers; and all of our directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals and entities listed is 5400 Carillon Point, Building 5000, Kirkland, Washington 75254.

                                     Shares of Common Stock     Total Percentage
Name and Address of Shareholder        Beneficially Owned       of Voting Power
-------------------------------        ------------------       ---------------

5% OR MORE SHAREHOLDERS

Gerald & Seena Sperling JTTEN               6,563,096                11.9%
17899 Aberdeen Way
Boca Raton, Florida 33496

Warren Gilbert                              3,175,948                 5.8%
1800 NE 114th Street, Suite 2110
Miami, Florida 33181

OFFICER AND DIRECTORS (1)

Paris W. Holt,                             30,600,000                55.5%
Chief Executive Officer and Director

Stuart Ehrlich,                               201,193                   *%
Director

Marc Moore,                                   250,000                   *%
Director

Peter Sperling,                               250,000                   *%
Director

Officers and Directors
 as a Group (4 total)                      31,301,193                56.8%

----------
*    Denotes less than 1%.
(1) On June 4, 2014, Gladys Perez resigned as a member of the Board of Directors. Mr. Perez holds 250,000 shares of the Company's Common Stock as of June 4, 2014.

           ACTION 1 --APPROVAL OF AMENDED ARTICLES OF INCORPORATION TO
                           CHANGE THE COMPANY'S NAME

     Effective on June 9, 2014, four stockholders holding 75.9% of the voting power of the Company's issued and outstanding common stock executed a written consent in lieu of meeting authorizing our stockholders to change the Company's name from DataJack, Inc. to Unified Signal, Inc.

PURPOSE OF AMENDMENT

     The Company has been known as "DataJack, Inc." since December 2012. The Company's principal business has been the production and sale of devices that allow computer users to access the Internet wirelessly. Such devices are marketed under the proprietary name "DataJack".

     Although  DataJack  will  continue  to sell  its  devices  under  the  name
"DataJack", on June 4, 2013, the Company purchased TelBill Holdings, Inc., ("TelBill Holdings") which operates Unified Signal, which is a SAS (software as a service) based billing and back office platform which enables companies in virtually any industry sector to launch cellular, as well as other telecom services using their existing brand. Unified Signal's SAS platform and infrastructure allows clients to implement faster, have more control over the system with feature rich tools, while being more cost efficient than other solution providers. Unified Signal's turnkey telecom billing platform allows its clients to sell, provision, fulfill, and care for multiple telecom services, including pre and post-paid cellular, local, long distance, Internet, and mobile banking. Unified Signal's SAS platform is integrated with most major U.S. carriers. The platform also enables clients to private label mobile banking services including a full mobile wallet linked to a prepaid debit card.

     The Company has included the following financial statements relating to TelBill Holdings and the Company with this Information Statement: (i) audited financial statements of TelBill Holdings for the fiscal years ended December 31, 2012 and 2013 and (ii) unaudited consolidated financial statements of TelBill Holdings and the Company for the three month periods ended December 31, 2013 and March 31, 2014.

     To better reflect the Company's emphasis on the new Unified Signals business, the Board of Directors and stockholders elected to change the Company's name from "DataJack" to "Unified Signal".

GENERAL EFFECT OF AMENDMENT

     Changing   our  name  will  not  affect,   in  any  way,  the  validity  or
transferability of currently outstanding stock certificates; however, our stockholders may be asked to surrender the stock certificates that they currently hold in exchange for certificates bearing our new name. The cost of changing our name will be immaterial. Upon the effectiveness of the Amendment with the Secretary of State of the State of Nevada on the close of business on [__________], 2014, the name change will be effective. The name under which we trade our common stock on the Over-the-Counter Bulletin Board and our trading symbol on such market will also change.

                        COMMON STOCK AND DIVIDEND POLICY

MARKET INFORMATION

     Our common stock is traded in the over-the-counter market on the OTC Bulletin Board under the symbol DJAK. During the past 12 months the 52-week high price of our stock was $1.50 and 52-week low was $0.10. In connection with the name change, the Company will also be applying for a new trading symbol.

HOLDERS

     As of June 9, 2014, 55,091,728 shares of the Company's common stock were held by approximately 933 holders of records.

DIVIDENDS

     We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Pursuant to the NRS, no stockholder that objects to the Amendment will have any right to receive from us the fair value of his, her or its shares. The NRS provides that any provision of our Articles of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series. The Amendment will be adopted by the holders of a majority of the shares entitled to vote thereon.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,


/s/ Paris Holt
----------------------------------
Paris Holt,
Chief Executive Officer

Kirkland, Washington
[__________], 2014

                             TELBILL HOLDINGS, LLC.

                          INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                        1
Balance sheets as of December 31, 2013 and 2012                                2
Statements of operations for the years ended December 31, 2013 and 2012        3
Statements of member's (deficit) equity for the two years ended
 December 31, 2013                                                             4
Statements of cash flows for the years ended December 31, 2013 and 2012        5
Notes to financial statements                                                  6


Unaudited Condensed Financial Statements:                                     11
Unaudited Balance sheets as of March 31, 2014 and December 31, 2013           11
Unaudited Statements of operations for the three ended March 31, 2014
 and 2013                                                                     12
Unaudited Statements of member's (deficit) equity for the three months
 ended March 31, 2014                                                         13
Unaudited Statements of cash flows for the three months ended
March 31, 2014 and 2013                                                       14
Notes to unaudited condensed financial statements                             15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of
TelBill Holdings, LLC.

We have audited the accompanying balance sheets of TelBill Holdings, LLC. (the "Company") as of December 31, 2013 and 2012, and the related statements of operations, member's (deficit) equity, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the years ended December 31, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

These accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in the
Note 7 to the accompanying financial statements, the Company subsequent to December 31, 2013, completed a reverse merger with Unified Signal, Inc. (formerly known as DataJack, Inc.). For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity. Unified Signal, Inc. (formerly known as DataJack, Inc.) has incurred significant recurring net loss in the current year and also in the past. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/ Liggett, Vogt & Webb, P.A.
                                            ------------------------------------
New York, New York
October 15, 2014

                             TELBILL HOLDINGS, LLC.
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2013 AND 2012

                                                                          2013                 2012
                                                                       ----------           ----------
                                     ASSETS

Current assets:
  Cash and cash equivalents                                            $  161,498           $   12,452
  Accounts receivable                                                      95,234                   --
                                                                       ----------           ----------

      Total current assets                                                256,732               12,452
                                                                       ----------           ----------

      Total assets                                                     $  256,732           $   12,452
                                                                       ==========           ==========

                    LIABILITIES AND MEMBER'S (DEFICIT) EQUITY

Current liabilities:
  Accounts payable                                                     $   91,635           $   10,807
  Notes payable                                                           205,698                   --
                                                                       ----------           ----------

      Total current liabilities                                           297,333               10,807

Member's (deficit) equity                                                 (40,601)               1,645
                                                                       ----------           ----------

      Total liabilities and member's (deficit) equity                  $  256,732           $   12,452
                                                                       ==========           ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                            2013                 2012
                                                          --------             --------
REVENUES
  Consulting revenues - related parties                   $     --             $182,130
  Revenues - licensing and mobile services                 507,560                   --
                                                          --------             --------
Total revenues                                             507,560              182,130
                                                          --------             --------
OPERATING EXPENSES
  Software licenses - related parties                      148,275                   --
  Hosting and other software costs                         124,940               70,761
  Carrier costs                                             45,561                   --
  Customer service                                          49,144               21,460
  Selling, general and administative                        94,786               13,458
                                                          --------             --------
Total operating expenses                                   462,706              105,679

Income before provision for income taxes                    44,854               76,451

Provision for income taxes                                      --                   --
                                                          --------             --------

NET INCOME                                                $ 44,854             $ 76,451
                                                          ========             ========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                     STATEMENT OF MEMBER'S (DEFICIT) EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2013


Balance as of January 1, 2012                                    $   27,194

Net income                                                           76,451

Member distributions                                               (102,000)
                                                                 ----------

Balance as of December 31, 2012                                       1,645

Net income                                                           44,854

Member distributions                                                (87,100)
                                                                 ----------

Balance as of December 31, 2013                                  $  (40,601)
                                                                 ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                       2013                 2012
                                                                    ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   44,854           $   76,451
  Adjustments to reconcile net loss to net
   cash used in operating activities:
  Changes in operating assets and liabilities:
    Accounts receivable                                                (95,234)               8,000
    Accounts payable                                                    80,828                5,806
                                                                    ----------           ----------
       Net cash provided by operating activities                        30,448               90,257

CASH FLOWS FROM INVESTING ACTIVITIES:                                       --                   --
CASH FLOWS FROM INVESTING ACTIVITIES:                                       --
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable                              208,500                   --
  Net repayments of notes payable                                       (2,802)                  --
  Distributions                                                        (87,100)            (102,000)
                                                                    ----------           ----------
       Net cash provided by (used in) financing activities             118,598             (102,000)

Net increase (decrease) in cash and cash equivalents                   149,046              (11,743)

Cash and cash equivalents, beginning of the year                        12,452               24,195
                                                                    ----------           ----------
Cash and cash equivalents, end of year                              $  161,498           $   12,452
                                                                    ==========           ==========

Supplemental disclosures of cash flow information:
  Taxes paid                                                        $       --           $       --
                                                                    ==========           ==========
  Interest paid                                                     $       --           $       --
                                                                    ==========           ==========


    The accompanying notes are in integral part of these financial statements

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Holt Enterprises, LLC. (the "Company") was incorporated under the laws of the State of Washington under the name of Holt Enterprises, LLC on June 27, 2005. On March 5, 2013, the Company changed its name to TelBill Holdings, LLC (d/b/a TelBill). The Company is a mobile virtual network operator ("MVNO") solutions provider in the wireless industry with premier Voice, Data, SMS and Mobile Broadband services.

Prior to 2013, Holt Enterprises, LLC provided consulting services to assist several related parties which are controlled by the Company's sole member. The consulting services provided helped these related parties develop the operating system that TelBill uses today which include the telSPACE and mCASH billing software.

The Company has software for a service ("SAS") based billing and back office platform which enables companies in various industries sector to launch cellular, as well as other telecom services using their existing brand. In addition, the Company enables clients to private label mobile banking services including a mobile wallet linked to a prepaid debit card.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

NOTE 2 - LIQUIDITY

As of December 31, 2013, the Company had working capital deficit (current liabilities in excess of current assets) of approximately $40,601. During the years ended December 31, 2013 and 2012, the Company's net income was $44,854 and $76,451, and cash provided by operations was $30,448 and $90,257, respectively.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all cash on hand, in banks, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents. Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies. Any cash overdraft positions are recorded as accounts payable in the balance sheet.

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts based on its assessment of the current status of the individual receivables and after using reasonable collection efforts. The allowance for doubtful accounts as of December 31, 2013 and 2012 was zero.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

     * Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.
     * Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
     * Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of December 31, 2013 and 2012, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, FINANCIAL INSTRUMENTS.

REVENUE RECOGNITION

The Company follows the guidance in Staff Accounting Bulletin (SAB) No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB 104 states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

The Company derives revenues from license fees and service revenues. Revenue associated with licensing agreements primarily consists of non-refundable upfront license fees. Non-refundable upfront license fees received under license agreements, whereby continued performance or future obligations are considered inconsequential to the relevant license technology, are recognized as revenue upon delivery of the technology. We typically use signed contractual agreements as persuasive evidence of a sales arrangement.

MVNO service revenues are primarily derived from fees charged to terminate services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue from each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company's balance sheets as unearned revenue. As of December 31, 2013 and 2012, the Company did not have any recorded unearned revenue.

ECONOMIC DEPENDENCY

The Company utilizes a limited number of suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company's orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. In addition, the Company also uses the operating systems from two related parties.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

INCOME TAXES

TelBill Holdings, LLC is a limited liability company. As a result, the Company's income for federal and state income tax purposes was reportable on the tax returns of the individual partners. Accordingly, no recognition has been made for federal or state income taxes in the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB and the International Accounting Standards Board jointly issued ASU No. 2014-9, REVENUE FROM CONTRACTS WITH CUSTOMERS, which clarifies the principles for recognizing revenue and develops a common revenue standard for US GAAP and International Financial Reporting Standards. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The ASU is effective for public entities for annual and interim periods beginning after December 15, 2016 and for private companies in periods beginning after December 15, 2017. Early adoption is not permitted under US GAAP and retrospective application is permitted, but not required. The Company is currently evaluating the impact of adopting this guidance on its financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12 "Compensation - Stock Compensation" (Topic 718). The ASU provides guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. The amendment requires a performance target that affects vesting and that could be achieved after requisite service period be treated as a performance condition. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. Those amendments are effective for annual reporting periods beginning after December 15, 2015, and interim periods therein. The Company will adopt ASU No. 2014-12 on January 1, 2016. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

In August 2014, the FASB issued Accounting Standards Update "ASU" 2014-15 on "Presentation of Financial Statements Going Concern (Subtopic 205-40) -
Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern". Currently, there is no guidance in U.S. GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term SUBSTANTIAL DOUBT, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans,
(4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 4 - NOTES PAYABLE

At December 31, 2013 and 2012, notes payable consisted of the following:

                                                  2013                 2012
                                               ----------           ----------

CGL Interests Note                             $  155,698           $       --
Note payable-Jensen                                50,000                   --
                                               ----------           ----------
Total notes payable                               205,698                   --
Less current portion of notes payable            (205,698)                  --
                                               ----------           ----------
Noncurrent portion of notes payable            $       --           $       --
                                               ==========           ==========

CGL INTEREST NOTE

On September 9, 2013, the Company entered into a loan agreement for up to $200,000, at the holder's option. CGL agreed to loan up to $200,000 to assist in covering costs for various parties to implement their MVNO in exchange for a new MVNO for CGL at no cost. Payments are at 15% of the Company's MVNO revenues for each subscriber with no cap or time limitation.

If CGL advances funds to the Company on a particular MVNO, the Company must pay back these funds at 100% monthly royalty fee until tranche is repaid. If any advances are not repaid within 12 months, the outstanding balance is required to be then paid in twelve (12) monthly installments.

The Company's Chief Executive Officer, Paris Holt, has provided a personal guarantee.

NOTE PAYABLE-JENSON

On March 19, 2013, the Company issued a promissory note for $50,000, due April 1, 2014 with interest at 7% per annum. The Company is in default of the original payment terms.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

LITIGATION

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

OPERATING LEASES

The Company leases its corporate offices in Kirkland, WA based upon month to month operating lease. Rent expense for office space amounted to approximately $3,424 and $1,573 for the years ended December 31, 2013 and 2012, respectively.

NOTE 6 - RELATED PARTY TRANSACTIONS

Effective February 19, 2013 and February 26, 2013, the Company entered into software licensing agreements with mCASH Holdings, LLC and telSPACE, LLC. On April 16, 2014, the Company amended its software licensing agreements with mCASH Holdings LLC and telSPACE LLC to provide for a one time perpetual license fee of $100,000 and $1,100,000, respectfully. The amended licensing agreements include provisions for both related party service providers to provide support services at current rates.

                             TELBILL HOLDINGS, LLC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2013 AND 2012

NOTE 7 - SUBSEQUENT EVENTS

MERGER

On June 4, 2014, the Company completed a reverse merger with Unified Signal, Inc. For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity.

As a result of this reverse merger the Company has a significant working capital deficit. As of June 30, 2014, the Company's unaudited consolidated financial statements reported a negative working capital of $1,107,316.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business. As of December 31, 2013, the financial statements do not include any adjustments relating to the recoverability and classifications of reported asset amounts or the amounts of liabilities that might result from the outcome of that uncertainty.

                             TELBILL HOLDINGS, LLC.
                            CONDENSED BALANCE SHEETS
                   AS OF MARCH 31, 2014 AND DECEMBER 31, 2013

                                                                        March 31,         December 31,
                                                                          2014                2013
                                                                       ----------          ----------
                                                                       (unaudited)
                                     ASSETS

Current assets:
  Cash and cash equivalents                                            $  103,182          $  161,498
  Accounts receivable                                                     205,606              95,234
                                                                       ----------          ----------

      Total current assets                                                308,788             256,732
                                                                       ----------          ----------

      Total assets                                                     $  308,788          $  256,732
                                                                       ==========          ==========

                    LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                                     $   98,775          $   91,635
  Notes payable                                                           196,060             205,697
                                                                       ----------          ----------

      Total current liabilities                                           294,835             297,333

Member's equity (deficit)                                                  13,953             (40,601)
                                                                       ----------          ----------

      Total liabilities and member's (deficit) equity                  $  308,788          $  256,732
                                                                       ==========          ==========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                       CONDENSED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013
                                   (UNAUDITED)

                                                               2014                2013
                                                             --------            --------
REVENUES
  Consulting revenues - related parties                      $     --            $ 55,056
  Revenues - licensing and mobile services                    556,966                  --
                                                             --------            --------
Total revenues                                                556,966              55,056
                                                             --------            --------
OPERATING EXPENSES
  Software licenses - related parties                              --              55,500
  Hosting and other software costs                             76,423              11,120
  Carrier costs                                               250,069                  --
  Customer service                                             27,670               5,000
  Selling, general and administative                          110,750              14,012
                                                             --------            --------
Total operating expenses                                      464,912              85,632

Income (loss) before provision for income taxes                92,054             (30,576)

Provision for income taxes                                         --                  --
                                                             --------            --------

NET INCOME (LOSS)                                            $ 92,054            $(30,576)
                                                             ========            ========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                CONDENSED STATEMENTS OF MEMBER'S (DEFICIT) EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 2014
                                   (UNAUDITED)


Balance as of January 1, 2014                                   $  (40,601)

Net income                                                          92,054

Member distributions                                               (37,500)
                                                                ----------

Balance as of March 31, 2014                                    $   13,953
                                                                ==========


                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                       CONDENSED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013
                                   (UNAUDITED)

                                                                          2014                 2013
                                                                       ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                    $   92,054           $  (30,576)
  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
  Changes in operating assets and liabilities:
    Accounts receivable                                                  (110,372)              23,589
    Accounts payable                                                        7,140                9,989
                                                                       ----------           ----------
       Net cash (used in) provided by operating activities                (11,178)               3,002

CASH FLOWS FROM INVESTING ACTIVITIES:                                          --                   --

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable                                      --               50,000
  Net repayments of notes payable                                          (9,638)                  --
  Distributions                                                           (37,500)              (9,800)
                                                                       ----------           ----------
       Net cash (used in) provided by financing activities                (47,138)              40,200

Net (decrease) increase in cash and cash equivalents                      (58,316)              43,202

Cash and cash equivalents, beginning of the period                        161,498               17,609
                                                                       ----------           ----------
Cash and cash equivalents, end of period                               $  103,182           $   60,811
                                                                       ==========           ==========

Supplemental disclosures of cash flow information:
  Taxes paid                                                           $       --           $       --
                                                                       ==========           ==========
  Interest paid                                                        $       --           $       --
                                                                       ==========           ==========

                 The accompanying notes are in integral part of
                      these condensed financial statements

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Holt Enterprises, LLC. (the "Company") was incorporated under the laws of the State of Washington under the name of Holt Enterprises, LLC on June 27, 2005. On March 5, 2013, the Company changed its name to TelBill Holdings, LLC (d/b/a TelBill). The Company is a mobile virtual network operator ("MVNO") solutions provider in the wireless industry with premier Voice, Data, SMS and Mobile Broadband services.

Prior to 2013, Holt Enterprises, LLC provided consulting services to assist several related parties which are controlled by the Company's sole member. The consulting services provided helped these related parties develop the operating system the TelBill uses today which include the telSPACE and mCASH billing software.

The Company has software for a service ("SAS") based billing and back office platform which enables companies in various industries sector to launch cellular, as well as other telecom services using their existing brand. In addition, the Company enables clients to private label mobile banking services including a mobile wallet linked to a prepaid debit card.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual financial statements.

BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. These statements are unaudited but, in the opinion of management, reflect all adjustments necessary for a fair presentation of the Company's financial position, results of operations, cash flows and changes in member's equity as of and for the three months ended March 31, 2014. Except as otherwise disclosed herein, these adjustments consist of normal, recurring adjustments.

Operating results for the interim period are not necessarily indicative of results that may be expected for the fiscal year as a whole. Certain financial information and footnote disclosures normally included in the annual financial statements prepared in accordance with GAAP have been condensed or omitted. Accordingly, the unaudited condensed financial statements should be read in conjunction with the Company's audited financial statements as of and for the year ended December 31, 2013.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the unaudited condensed financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all cash on hand, in banks, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents. Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies. Any cash overdraft positions are recorded as accounts payable in the balance sheet.

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts based on its assessment of the current status of the individual receivables and after using reasonable collection efforts. The allowance for doubtful accounts as of March 31, 2014 and December 31, 2013 was zero.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. Assets and liabilities that are measured at fair value are reported using a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy maximizes the use of observable inputs and minimizes the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

     * Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets or liabilities.
     * Level 2 - Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
     * Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of March 31, 2014 and December 31, 2013, the Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value in accordance with ASC Topic 825, FINANCIAL INSTRUMENTS.

REVENUE RECOGNITION

The Company follows the guidance in Staff Accounting Bulletin (SAB) No. 104, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB 104 states that revenue is realized or realizable and earned when all of the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the seller's price to the buyer is fixed or determinable, and collectability is reasonably assured.

The Company derives revenues from license fees and service revenues. Revenue associated with licensing agreements primarily consists of non-refundable upfront license fees. Non-refundable upfront license fees received under license agreements, whereby continued performance or future obligations are considered inconsequential to the relevant license technology, are recognized as revenue upon delivery of the technology. We typically use signed contractual agreements as persuasive evidence of a sales arrangement.

MVNO service revenues are primarily derived from fees charged to terminate services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue from each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company's balance sheets as unearned revenue. As of March 31, 2014 and December 31, 2013, the Company did not have any recorded unearned revenue.

ECONOMIC DEPENDENCY

The Company utilizes a limited number of suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company's orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. In addition, the Company also uses the operating systems from two related parties.

INCOME TAXES

TelBill Holdings, LLC is a limited liability company. As a result, the Company's income for federal and state income tax purposes was reportable on the tax returns of the individual partners. Accordingly, no recognition has been made for federal or state income taxes in the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB and the International Accounting Standards Board jointly issued ASU No. 2014-9, REVENUE FROM CONTRACTS WITH CUSTOMERS, which clarifies the principles for recognizing revenue and develops a common revenue standard for US GAAP and International Financial Reporting Standards. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The ASU is effective for public entities for annual and interim periods beginning after December 15, 2016 and for private companies in periods beginning after December 15, 2017. Early adoption is not permitted under US GAAP and retrospective application is permitted, but not required. The Company is currently evaluating the impact of adopting this guidance on its financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12 "Compensation - Stock Compensation" (Topic 718). The ASU provides guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. That is the case when an employee is eligible to retire or otherwise terminate employment before the end of the period in which a performance target could be achieved and still be eligible to vest in the award if and when the performance target is achieved. The amendment requires a performance target that affects vesting and that could be achieved after requisite service period be treated as a performance condition. Compensation cost should be recognized in the period in which it becomes probable that such performance condition would be achieved and should represent the compensation cost attributable to the periods for which the requisite service has already been rendered. Those amendments are effective for annual reporting periods beginning after December 15, 2015, and interim periods therein. The Company will adopt ASU No. 2014-12 on January 1, 2016. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

In August 2014, the FASB issued Accounting Standards Update "ASU" 2014-15 on "Presentation of Financial Statements Going Concern (Subtopic 205-40) -
Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern". Currently, there is no guidance in U.S. GAAP about management's responsibility to evaluate whether there is substantial doubt about an entity's ability to continue as a going concern or to provide related footnote

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity's ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term SUBSTANTIAL DOUBT, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans,
(4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for public and nonpublic entities for annual periods ending after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact that adoption may have on our financial statements.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 4 - NOTES PAYABLE

At March 31, 2014 and December 31, 2013, notes payable consisted of the following:

                                                  2014                 2013
                                               ----------           ----------

CGL Interests Note                             $  146,060           $  155,698
Note payable-Jensen                                50,000               50,000
                                               ----------           ----------
Total notes payable                               196,060              205,698
Less current portion of notes payable            (196,060)            (205,698)
                                               ----------           ----------
Noncurrent portion of notes payable            $       --           $       --
                                               ==========           ==========

CGL INTEREST NOTE

On September 9, 2013, the Company entered into a loan agreement for up to $200,000, at the holder's option. CGL agreed to loan up to $200,000 to assist in covering costs for various parties to implement their MVNO in exchange for a new MVNO for CGL at no cost. Payments are at 15% of the Company's MVNO revenues for each subscriber with no cap or time limitation.

If CGL advances funds to the Company on a particular MVNO, the Company must pay back these funds at 100% monthly royalty fee until tranche is repaid. If any advances are not repaid within 12 months, the outstanding balance is required to be then paid in twelve (12) monthly installments.

The Company's Chief Executive Officer, Paris Holt, has provided a personal guarantee.

NOTE PAYABLE-JENSON

On March 19, 2013, the Company issued a promissory note for $50,000, due April 1, 2014 with interest at 7% per annum. The Company is in default of the original payment terms.

                             TELBILL HOLDINGS, LLC.
                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2014

NOTE 5 - COMMITMENTS AND CONTINGENCIES

LITIGATION

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. The Company is currently not party to any such legal proceedings that believes will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

NOTE 6 - RELATED PARTY TRANSACTIONS

Effective February 19, 2013 and February 26, 2013, the Company entered into software licensing agreements with mCASH Holdings, LLC and telSPACE, LLC. On April 16, 2014, the Company amended its software licensing agreements with mCASH Holdings LLC and telSPACE LLC to provide for a one time perpetual license fee of $100,000 and $1,100,000, respectfully. The amended licensing agreements include provisions for both related party service providers to provide support services at current rates.

NOTE 7 - SUBSEQUENT EVENTS

MERGER

On June 4, 2014, the Company completed a reverse merger with Unified Signal, Inc. For accounting purposes, the Company was identified as the acquiring entity and Unified Signal, Inc. as the acquired entity.

As a result of this reverse merger the Company has a significant working capital deficit. As of June 30, 2014, the Company's unaudited consolidated financial statements reported a negative working capital of $1,107,316.

The accompanying unaudited condensed financial statements have been prepared on a going-concern basis which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business. As of March 31, 2014, the unaudited condensed financial statements do not include any adjustments relating to the recoverability and classifications of reported asset amounts or the amounts of liabilities that might result from the outcome of that uncertainty.

ANNEX A

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock

1. Name of Corporation: DATAJACK, INC.

2. The articles have been changed as follows: Article I is amended to change the name of the corporation to the following: UNIFIED SIGNAL, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 41,839,044 (75.9%).

4. Effective date and time of filing:

5. Signature


/s/ Paris Holt, Chief Executive Officer
-------------------------------------------------